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                                                                     Exhibit 1.1

                                                                  EXECUTION COPY

                             1,200,000 COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS

                         HERITAGE PROPANE PARTNERS, L.P.

                             UNDERWRITING AGREEMENT

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         Heritage Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell an aggregate of 1,200,000 common units ("Common Units") representing limited partner interests in the Partnership (the "Firm Units") to you (the "Underwriters"). The Partnership has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional 180,000 Common Units (the "Option Units") on the terms and for the purposes set forth in Section 1(b). The Firm Units and the Option Units are hereinafter referred to as the "Units."

         The initial public offering price per Common Unit for the Units and the purchase price per Common Unit for the Units to be paid by the several Underwriters shall be agreed upon by the Partnership and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Partnership and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Units will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include, the Price Determination Agreement.

         Heritage Holdings, Inc., a Delaware corporation (the "General Partner"), is the sole general partner of the Partnership and the sole general partner of Heritage Operating, L.P. (the "Operating

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Partnership"). The Partnership, the Operating Partnership and the General
Partner are collectively referred to herein as the "Heritage Parties." The Heritage Parties confirm as follows their agreements with the Underwriters:

         1. Agreement to Sell and Purchase.

                  (a) On the basis of the representations, warranties and agreements of the Heritage Parties herein contained and subject to all the terms and conditions of this Agreement, the Partnership agrees to sell to each Underwriter named below, and each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at the purchase price per Common Unit for the Firm Units to be agreed upon by the Underwriters and the Partnership in accordance with Section 1(c) hereof and set forth in the Price Determination Agreement, the number of Firm Units set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Units which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.
Schedule I may be attached to the Price Determination Agreement.

                  (b) Subject to all the terms and conditions of this Agreement, the Partnership grants the Option to the several Underwriters to purchase, severally and not jointly, up to 180,000 Option Units from the Partnership at the same price per Common Unit as the Underwriters shall pay for the Firm Units. The Option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Units Notice") by the Underwriters to the Partnership no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Units Notice (the "Option Closing Date") setting forth the aggregate number of Option Units to be purchased and the time and date for such purchase. On the Option Closing Date, the Partnership will issue and sell to the Underwriters the number of Option Units set forth in the Option Units Notice, and each Underwriter will purchase such percentage of the Option Units as is equal to the percentage of Firm Units that such Underwriter is purchasing, as adjusted by the Underwriters in such manner as they deem advisable to avoid fractional units.

                  (c) The initial public offering price per unit for the Firm Units and the purchase price per unit for the Firm Units to be to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement which shall be dated the date hereof, and a prospectus supplement to the prospectus contained in the Registration Statement containing such per unit price information shall be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").

         2. Delivery and Payment. Delivery of the Firm Units shall be made by causing The Depository Trust Company to credit the Firm Units to the account of the Partnership, against payment of the purchase price therefor by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Partnership to PaineWebber Incorporated at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at

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10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m., New York City time) after the date on which the first bona fide offering of the Firm Units to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Partnership and the Underwriters (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Units against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Units Notice.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Units and the Option Units by the Partnership to the respective Underwriters shall be borne by the Partnership. The Partnership will pay and save the Underwriters and any subsequent holder of the Units harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriters of the Firm Units and Option Units.

         3. Representations and Warranties of the Heritage Parties. Each of the Heritage Parties, jointly and severally, represents, warrants and covenants to the Underwriters that:

                  (a) The Partnership meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-86057) on Form S-3 relating to the Units (and such amendments to such registration statement as may have been required to the date of this Agreement) has been prepared by the Partnership under the provisions of the Act and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement has been declared effective by the Commission. Copies of such registration statement and amendments have been delivered to the Underwriters. The term "Registration Statement" means the registration statement as amended at the time it became effective (the "Effective Date"), including all financial statements and exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Partnership files a Registration Statement to register a portion of the Units and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the Registration Statement shall be deemed to include the Rule 462 Registration Statement as amended from time to time. The term "Prospectus" means the prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus, including without limitation the prospectus supplement filed with the Commission in connection with the proposed sale of Units contemplated by this Agreement (the "Prospectus Supplement), through the date of such Prospectus Supplement; provided, however, that if any revised prospectus or prospectus supplement, including the Prospectus Supplement, shall be provided to the Underwriters by the Partnership for use in connection with the offering of the Units

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that differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Partnership with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) On the Effective Date, the date the Prospectus was first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, each of the statements made in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to the anticipated ratio of taxable income to distributions, was made or will be made by the Partnership or the General Partner, as the case may be, with a reasonable basis and in good faith. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement the only information relating to the Underwriters furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus is the information set forth in the first, second, sixth, eighth and tenth paragraphs of the section captioned "Underwriting" in the Prospectus Supplement. The Partnership has not distributed any offering material in connection with

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the offering or sale of the Units other than the Registration Statement, the
Prospectus or any other materials, if any, permitted by the Act.

                  (c) The documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the effective date of this Agreement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

                  (d) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware LP Act") with full partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Prospectus. Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

                  (e) The General Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own or lease its properties, to conduct its business and to act as general partner of the Partnership and the Operating Partnership, in each case in all material respects as described in the Prospectus. The General Partner is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or the General Partner or (ii) subject the limited partners of the Partnership to any material liability or disability.

                  (f) Heritage Service Corp. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Prospectus. Heritage Service Corp. is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the

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character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

                  (g) M-P Oils, Ltd. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the Province of Alberta, Canada with full corporate power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Prospectus. M-P Oils, Ltd. is duly registered or qualified as a foreign corporation for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole, or (ii) subject the limited partners of the Partnership to any material liability or disability.

                  (h) M-P Energy Partnership has been duly formed and is validly existing in good standing as a general partnership under the laws of the Province of Alberta, Canada, with full partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Prospectus.

                  (i) Bi-State Propane has been duly formed and is validly existing in good standing as a general partnership under the laws of the State of California, with full partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Prospectus.

                  (j) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership (as the same may be amended and restated at the Closing Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (k) The General Partner owns 1,116,243 Common Units and 2,777,207 Subordinated Units (as defined in the Partnership Agreement) (such Common Units and Subordinated Units being hereinafter referred to as the "Sponsor Units") and all of the Incentive Distribution Rights (as defined in the Partnership Agreement); all of such Sponsor Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the prospectus contained in the Partnership's Registration

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Statement on Form S-1 (No. 333-4018) filed as Exhibit No. 1 to the Partnership's
Registration Statement on Form 8-A (File No. 1-11727) incorporated by reference in the Prospectus (the "IPO Prospectus")); and the General Partner owns such Sponsor Units and Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (l) All outstanding Common Units (other than those which are Sponsor Units) and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

                  (m) The Units issued to the Underwriters, including any Option Units that may be issued at the Firm Closing Date or the Option Closing Date, as the case may be, and the limited partner interests represented thereby will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

                  (n) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as the same may be amended and restated at the Closing Date, the "Operating Partnership Agreement" and, together with the Partnership Agreement, the "Partnership Agreements"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (o) The Partnership is the sole limited partner of the Operating Partnership with a 98.9899% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (p) All of the outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable; and all of such shares are owned by the registered holders thereof free and clear of all liens, encumbrances, security interests, equities, charges or claims, except (i) as provided in the Amended and Restated Stockholders'

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Agreement dated as of June 1, 1997 between the General Partner and the stockholders named therein (the "Stockholders' Agreement") and (ii) as provided in the Pledge Agreements dated December 10, 1998 between the General Partner and certain of the stockholders named therein (the "Pledge Agreements").

                  (q) All of the outstanding shares of capital stock of Heritage Service Corp. have been duly authorized and validly issued and are fully paid and nonassessable; and the Operating Partnership owns all of such shares, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as provided in the Security Agreement dated June 25, 1996 among the General Partner, the Operating Partnership and Wilmington Trust Company (the "Security Agreement").

                  (r) All of the outstanding shares of capital stock of M-P Oils, Ltd. have been duly authorized and validly issued and are fully paid and nonassessable; and Heritage Service Corp. owns all of such shares, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as provided in the Security Agreement.

                  (s) M-P Oils, Ltd. owns a general partner interest of 60% in M-P Energy Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of M-P Energy Partnership; and M-P Oils, Ltd. owns such general partner interest, free and clear of all liens, encumbrances, security interests, equities, charges or claims.

                  (t) None of the Heritage Parties has any subsidiaries (other than the Partnership and the Operating Partnership themselves and Heritage Service Corp., M-P Oils, Ltd. and M-P Energy Partnership) which, individually or considered as a whole, would be deemed to be a significant subsidiary (as defined in Rule 405 under the Act).

                  (u) Except as described in the Prospectus or arising under certain agreements providing for the issuance of Common Units to the General Partner in connection with stock acquisitions for the benefit of the Partnership ("Stock Issuance Agreements"), there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or any other agreement or instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership, except such rights as have been waived or satisfied. Except
(i) as described in the Prospectus, (ii) for restricted units granted under the Partnership's restricted unit plan and (iii) for Common Units issuable under the Stock Issuance Agreements, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units or other partnership interests in the Partnership or the Operating Partnership. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the

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Prospectus. The Partnership has all requisite power and authority to issue, sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the Prospectus. At the Closing Date and the Option Closing Date, all corporate and partnership action, as the case may be, required to be taken by the Heritage Parties or any of their stockholders or partners for the authorization, issuance, sale and delivery of the Units shall have been validly taken.

                  (v) The execution and delivery of, and the performance by each of the Heritage Parties of their respective obligations under, this Agreement have been duly and validly authorized by each of the Heritage Parties, and this Agreement has been duly executed and delivered by each of the Heritage Parties, and constitutes the valid and legally binding agreement of each of the Heritage Parties, enforceable against each of the Heritage Parties in accordance with its terms; provided that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (w) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership, and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each of the Partnership Agreements, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (x) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Heritage Parties, or the consummation of the transactions contemplated hereby
(i) conflicts or will conflict with or constitutes or will constitute a violation of the certificate or agreement of limited partnership, the certificate or articles of incorporation or bylaws or other organizational documents of any of the Heritage Parties or any of their subsidiaries, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Heritage Parties or any of their subsidiaries is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Heritage Parties or any of their subsidiaries or any of their properties in a proceeding to which any of them or their property is a party or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets

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of any of the Heritage Parties or any of their subsidiaries, which conflicts, breaches, violations or defaults, in the case of clauses (ii), (iii) or (iv), would have a material adverse effect upon the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole.

                  (y) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body is required in connection with the execution and delivery of, or the consummation by the Heritage Parties of the transactions contemplated by, this Agreement, except as may be required under the Securities Act, the Exchange Act and state securities or "Blue Sky" laws.

                  (z) None of the Heritage Parties is in (i) violation of its partnership agreement, certificate or articles of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (ii) breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole, or could materially impair the ability of any of the Heritage Parties to perform its obligations under this Agreement. To the knowledge of the Heritage Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Heritage Parties is a party or by which any of them is bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole.

                  (aa) The accountants, Arthur Andersen LLP, who have certified or shall certify the audited financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants with respect to the Heritage Parties as required by the Act and the Rules and Regulations.

                  (bb) The financial statements (including the related notes and supporting schedules) included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except to the extent disclosed therein. The selected historical information set forth in the Partnership's Annual Report on Form 10-K for the fiscal year ended August 31, 1998 under the caption "Selected Historical Financial and Operating Data" is accurately presented in all material respects and prepared on a basis consistent with the

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audited and unaudited historical consolidated financial statements from which it has been derived, except as disclosed therein.

                  (cc) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), (i) none of the Heritage Parties has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, singly or in the aggregate, is material to the Heritage Parties, taken as a whole, (ii) there has not been any material change in the capitalization, or material increase in the short-term debt or long-term debt, of the Heritage Parties and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, singly or in the aggregate, a prospective material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole.

                  (dd) There are no legal or governmental proceedings pending or, to the knowledge of the Heritage Parties, threatened, against any of the Heritage Parties or any of their subsidiaries, or to which any of the Heritage Parties or any of their subsidiaries is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                  (ee) The Heritage Parties and their subsidiaries have good and marketable title to all real property and good title to all personal property described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except (i) as described in the Prospectus, (ii) pursuant to the Security Agreement and (iii) such as do not materially interfere with the use of such properties taken as a whole as described in the Prospectus, including liens, claims, security interests and other encumbrances pursuant to mortgage and/or security agreements given as security for certain non-compete agreements with the prior owners of certain businesses previously acquired by the Heritage Parties and their subsidiaries; and all real property and buildings held under lease by any of the Heritage Parties or any of their subsidiaries are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of such properties taken as a whole as described in the Prospectus.

                  (ff) Each of the Heritage Parties and their subsidiaries has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such permits the failure of which to have obtained would not have, individually or in the aggregate, a material adverse effect upon the ability of the Heritage Parties considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the

Prospectus to be conducted; each of the Heritage Parties and their subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not have a material adverse effect upon the ability of the Heritage Parties considered as a whole to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Heritage Parties and their subsidiaries considered as a whole.

                  (gg) None of the Heritage Parties or any of their subsidiaries is now, and after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Prospectus Supplement under the caption "Use of Proceeds," none of the Heritage Parties or any of their subsidiaries will be, (i) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended.

                  (hh) The Partnership has reviewed its operations and that of its subsidiaries and is in the process of reviewing the relevant operations of third parties with which the Partnership or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Partnership or any of its subsidiaries will be affected by the Year 2000 Problem (as hereinafter defined). As a result of such review, the Partnership has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Partnership and its subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (ii) None of the Heritage Parties has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Prospectus or is violating any terms and conditions of any such permit, license or approval, which in each case would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole.

                  (jj) The Heritage Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Heritage Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

                  (kk) Except as described in the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Heritage Parties, threatened, to which any of the Heritage Parties or any of their respective subsidiaries is or may be a party or to which the business or property of any of the Heritage Parties or any of their respective subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Heritage Parties or any of their respective subsidiaries is or may be subject, that, in the case of clauses (i),
(ii) and (iii) above, is reasonably expected to (A) singly or in the aggregate have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Heritage Parties, taken as a whole, (B) prevent or result in the suspension of the offering and issuance of the Units or (C) in any manner draw into question the validity of this Agreement.

                  (ll) The Common Units are listed on the New York Stock Exchange ("NYSE"), and the Units have been approved for listing on the NYSE subject only to official notice of issuance.

         4. Agreements of the Partnership. Each of the Partnership and the General Partner agrees with the Underwriters as follows:

                  (a) The Partnership will not, during such period as the Prospectus is required by law to be delivered in connection with sales of the Units by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have reasonably objected thereto in good faith.

                  (b) During such period as the Prospectus is required by law to be delivered in connection with the sale of Units by an Underwriter or dealer, the Partnership will notify the Underwriters promptly, and will confirm such notice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event that in the judgment of the Partnership makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Partnership or any representative or attorney of the Partnership of any other communication from the Commission relating to the Partnership, the Registration Statement or the Prospectus. If at any time during such period as the Prospectus is required by law to be delivered in connection with the sale of Units by an Underwriter or dealer, the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Partnership will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

                  (c) The Partnership will furnish to the Underwriters, without charge, (i) one signed copy of the Registration Statement and of any post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (ii) such number of conformed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, but without exhibits, as the Underwriters or their counsel may reasonably request.

                  (d) The Partnership and the General Partner will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (e) The Partnership will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request. The Partnership consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriters and by all dealers to whom the Units may be sold, both in connection with the offering or sale of the Units and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Partnership or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Partnership will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request. The Partnership shall not file any document under the Exchange Act before the termination of the offering of the Units by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by PaineWebber Incorporated after reasonable notice thereof, which approval will not be unreasonably withheld.

                  (f) Prior to any public offering of the Units by the Underwriters, the Partnership will cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided, that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) During the period of two years commencing on the Effective Date, the Partnership will furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Partnership may from time to time distribute generally to the holders of Common Units.

                  (h) The Partnership will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Partnership will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Partnership under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Units, (iii) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (iv) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement and the Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Units by the Underwriters or by dealers to whom Units may be sold, (v) the listing of the Units on the NYSE,
(vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) counsel to the Partnership, (ix) the transfer agent for the Units and (x) the Partnership's independent public accountants.

                  (j) If this Agreement shall be terminated by the Partnership pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Partnership shall be unable to perform its obligations hereunder, the Partnership will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                  (k) The Partnership will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Units to facilitate the sale or resale of any of the Units.

                  (l) The Partnership will apply the net proceeds from the offering and sale of the Units to be sold by the Partnership in the manner set forth in the Prospectus and the Prospectus Supplement under "Use of Proceeds."

                  (m) During the period of 90 days after the commencement of the public offering of the Units, the Heritage Parties will not, without the prior written consent of PaineWebber Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Units, securities convertible into or exercisable or exchangeable for Common Units or rights to acquire Common Units, other than (i) to the Underwriters pursuant to this Agreement, (ii) pursuant to employee benefit plans as in existence as of the date hereof, (iii) in connection with, or as payment of any part of, or to finance the purchase price for, the acquisition by the Heritage Parties of assets (including by way of purchase of capital stock or other equity interest, including, without limitation, Common Units issued by the Partnership to the General Partner in connection with any such acquisition or similar prior acquisitions) and (iv) issuances of Common Units in a transaction not involving a public offering to purchasers who enter into an agreement with the Underwriters in the form set forth in Exhibit C; provided, that the Partnership will not grant options to purchase Common Units pursuant to such employee benefit plans at a price less than the public offering price; provided further that during such 90-day period, the Partnership will not issue more than an aggregate of 200,000 Common Units pursuant to clauses (iii) and (iv).

                  (n) The Partnership will cause each of its executive officers and directors to enter into agreements with the Underwriters in the form set forth in Exhibit C to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Units, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any Common Units, securities convertible into or exercisable or exchangeable for Common Units or rights to acquire Common Units (other than pursuant to employee benefit plans as in existence as of the date hereof).

         5. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                  (a) All filings required by Rule 424 of the Rules and Regulations shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for such purpose shall be pending before or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not reasonably object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chairman of the Board of Directors and the President of the General Partner (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i),
(ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Partnership and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Partnership nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Units by the Underwriters at the public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Heritage Parties or any of their subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Partnership and its subsidiaries taken as a whole.

                  (e) Each of the representations and warranties of the Heritage Parties contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Units, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Units, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Heritage Parties and all conditions herein contained to be fulfilled or complied with by the Heritage Parties at or prior to the Closing Date and, with respect to the Option Units, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                  (f) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Units, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters, from Andrews & Kurth L.L.P., counsel to the Partnership, to the effect that:

                           (i) Each of the Partnership and the Operating Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

                           (ii) Heritage Service Corp. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware with all necessary corporate power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

                           (iii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; the General Partner owns all of the Sponsor Units and the Incentive Distribution Rights; all of such Sponsor Units and the Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus); and the General Partner owns such general partner interest, Sponsor Units and Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, charges or claims
         (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

                           (iv) All outstanding Common Units issued to the underwriters in the Partnership's initial public offering (including pursuant to the underwriters' overallotment option) or pursuant to the Stock Issuance Agreements and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

                           (v) The 1,200,000 Common Units to be issued and sold to the Underwriters by the Partnership pursuant to this Agreement and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid (to the extent required by the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

                           (vi) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

                           (vii) The Partnership is the sole limited partner of the Operating Partnership with a 98.9899% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Security Agreement or the Delaware LP Act.

                           (viii) The Operating Partnership owns 100% of the issued and outstanding capital stock of Heritage Service Corp.; such capital stock has been duly authorized and validly issued and is fully paid and nonassessable; and the Operating Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Security Agreement or the Delaware General Corporation Law.

                           (ix) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights under the Partnership Agreements, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. The Partnership has all requisite power and authority to issue, sell and deliver the Units or other partnership interests in the Partnership, in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement and the Prospectus.

                           (x) This Agreement has been duly authorized, executed and delivered by each of the Heritage Parties.

                           (xi) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against each of them in accordance with its terms; provided that, with respect to each Partnership Agreement, the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

                           (xii) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Heritage Parties, or the consummation of the transactions contemplated hereby (A) constitutes or will constitute a violation of the Partnership Agreements, the certificates of limited partnership of the Partnerships, or the certificate or articles of incorporation or bylaws or other organizational documents of any of the Heritage Parties, (B) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any agreement filed or incorporated by reference as an exhibit to the Registration Statement, (C) results or will result in any violation of the Delaware LP Act, the Delaware General Corporation Law, the laws of the State of Texas or federal law, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Heritage Parties, which in the case of clauses
         (B), (C) or (D) would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership and its subsidiaries, taken as a whole.

                           (xiii) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any federal, Delaware or Texas court, governmental agency or body having jurisdiction over the Heritage Parties or any of their respective properties is required for the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except as may be required under state securities or "Blue Sky" laws, as to which such counsel need not express any opinion.

                           (xiv) The statements in the Registration Statement and Prospectus under the caption "Description of Common Units" insofar as they constitute descriptions of agreements or refer to statements of law or legal conclusions, are accurate and complete in all material respects, and the Units, the Common Units, the Subordinated Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (xv) The opinion of Andrews & Kurth L.L.P. filed as
         Exhibit 8.1 to the Registration Statement is confirmed and you may rely upon such opinion as if it were addressed to you.

                           (xvi) The Registration Statement was declared effective under the Act on September 13, 1999; the Prospectus and Prospectus Supplement were filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on October 26, 1999; and to our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

                           (xvii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to the date hereof (other than the financial statements and the notes and the schedules thereto and the other financial, statistical and accounting data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                           (xviii) To the knowledge of such counsel, (A) there is no legal or governmental proceeding pending or threatened to which any of the Heritage Parties is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed and (B) there are no agreements, contracts or other documents to which any of the Heritage Parties is a party that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described as required.

                           (xix) None of the Heritage Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Heritage Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and is not assuming responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement or any further amendment thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon, (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon and (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) as of its issue date and the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the General Partner and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Heritage Parties may be subject and (iv) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware General Corporation Law and the laws of the States of New York and Texas.

                  In rendering such opinion, such counsel shall state that all references in their opinion to the Underwriting Agreement shall include the Price Determination Agreement.

                  (g) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Units, the Option Closing Date, satisfactory in form and substance to counsel for the Underwriters, from Doerner, Saunders, Daniel & Anderson, L.L.P., counsel to the Partnership, to the effect that:

                           (i) The General Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware, with all necessary corporate power and authority to own or lease its properties, conduct its business and act as general partner of the Partnership and the Operating Partnership, in each case in all material respects as described in the Prospectus.

                           (ii) Each of the Partnership and the Operating Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of the States set forth on Exhibit A to such opinion; and, to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Partnership or the Operating Partnership or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership and its subsidiaries, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability).

                           (iii) The General Partner is duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the States set forth on Exhibit A to such opinion; and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the General Partner or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership and its subsidiaries, taken as a whole, or the General Partner or (B) subject the limited partners of the Partnership to any material liability or disability).

                           (iv) Heritage Service Corp. is duly registered or qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the States set forth on Exhibit A to such opinion; and to such counsel's knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by Heritage Service Corp. or the nature or location of the properties owned or leased by it make such registration or qualification necessary (except where the failure to so register or so qualify would not (A) have a material adverse effect on the condition (financial or other), business or results of operations of the Partnership and its subsidiaries, taken as a whole, or (B) subject the limited partners of the Partnership to any material liability or disability).

                           (v) All outstanding Common Units (other than those which (A) are Sponsor Units, (B) were issued to the underwriters in the Partnership's initial public offering (including pursuant to the underwriters' overallotment option) and (C) were issued pursuant to the Stock Issuance Agreements) and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described under the caption "The Partnership Agreement-Limited Liability" in the IPO Prospectus).

                           (vi) All of the issued and outstanding shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable; and all such shares are owned by the registered holders thereof free and clear of all liens, encumbrances, security interests, charges or claims (A) in respect of which a financing statement under the Uniform Commercial Code of the states of residence of each of the registered holders of an aggregate of 75% of the outstanding shares of capital stock of the General Partner naming such holder as debtor is on file in the office of the Secretary of State of such states, or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Stockholders' Agreement, the Pledge Agreements or the Delaware General Corporation Law.

                           (vii) To such counsel's knowledge, except as described in the Prospectus or arising under the Stock Issuance Agreements, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to any agreement or instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound, other than the Partnership Agreements. To such counsel's knowledge, except as described in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights (other than those arising under the Partnership Agreements), other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. To such counsel's knowledge, except (A) as described in the Prospectus,
         (B) for restricted units granted under the Partnership's restricted unit plan and (C) for Common Units issuable under the Stock Issuance Agreements, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units or other partnership interests in the Partnership or the Operating Partnership.

                           (viii) The statements in the Partnership's Annual Report on Form 10-K under the caption "Business - Government Regulation," insofar as they refer to statements of law or legal conclusions, are accurate and complete in all material respects.

                           (ix) None of the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance by the Heritage Parties of this Agreement or the consummation of the transactions contemplated hereby (A) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such an event) any bond, debenture, note or any other evidence of indebtedness, indenture or any other material instrument known to such counsel to which a Heritage Party or one of its subsidiaries is a party or by which any one of them may be bound (other than any other agreement filed or incorporated by reference as an exhibit to the Registration Statement),
         (B) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or body known to such counsel directed to any of them or any of their properties in a proceeding to which any of them or their property is a party, or (C) violates or will violate any Oklahoma statute, law or regulation applicable to any of the Heritage Parties or any of their respective properties, which in the case of clauses (A), (B) or (C) would reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Partnership and its subsidiaries, taken as a whole.

                           (x) No permit, consent, approval, authorization, order, registration, filing or qualification of or with any Oklahoma court, governmental agency or body having jurisdiction over the Heritage Parties or any of their respective properties is required for the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, except as may be required under state securities or "Blue Sky" laws, as to which counsel need not express any opinion.

                           (xi) To the knowledge of such counsel, none of the Heritage Parties is in (A) breach or violation of its partnership agreement, certificate of limited partnership, articles or certificate of incorporation or bylaws or other organizational documents or (B) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound which breach, default or violation would, if continued, have a material adverse effect on the financial condition, business or results of operations of the Heritage Parties, taken as a whole, or could materially impair the ability of any of the Heritage Parties to perform their obligations under this Agreement.

                           (xii) Except as described in the Prospectus, to the knowledge of such counsel, there is no litigation, proceeding or governmental investigation pending or threatened against any of the Heritage Parties which, if adversely determined to such Heritage Parties, is reasonably likely to have a material adverse effect on the financial condition, business, or results of operations of the Heritage Parties, taken as a whole.

                           (xiii) To the knowledge of such counsel, without independent investigation, each of the Heritage Parties has such permits, consents, licenses, franchises and authorizations ("permits") issued by the appropriate federal, state or local governmental or regulatory authorities as are necessary to own or lease its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, and except for such permits which, if not obtained would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the operations conducted by the Partnership and its subsidiaries taken as a whole; and, to the knowledge of such counsel, without independent investigation, none of the Heritage Parties has received any notice of proceedings relating to the revocation or modification of any such permits which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect upon the operations conducted by the Partnership and its subsidiaries, taken as a whole.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Heritage Parties and the independent public accountants of the Partnership and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and is not assuming responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement and the Prospectus (except to the extent specified in such counsel's opinion), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statement or any further amendment thereto made by the Partnership prior to each Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon, (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein and (iii) the exhibits thereto, as to which such counsel need express no opinion), as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than (i) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors' report thereon and (ii) the other historical, pro forma and projected financial information and the statistical and accounting information included or incorporated by reference therein, as to which such counsel need express no opinion) as of its issue date or the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Heritage Parties and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Heritage Parties may be subject, (iv) state that their opinion is limited to federal laws and the laws of the State of Oklahoma and (v) with respect to the opinions expressed in paragraphs (i), (ii), (iii) and (iv) above as to the due qualification of and registrations as a foreign limited partnership or foreign limited corporation, of each of the Heritage Parties or their subsidiaries, state that such opinions are based solely upon certificates of foreign qualification and registration provided by the Secretaries of State of the States listed on Exhibit A to such opinion, each of which shall be dated as of a date not more than 14 days prior to the Closing Date and shall be provided to you).

                  In rendering such opinion, such counsel shall state that all references in their opinion to the Underwriting Agreement shall include the Price Determination Agreement.

                  (h) The Underwriters shall have received an opinion, dated the Closing Date and the Option Closing Date, from Baker & Botts, L.L.P., counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Underwriters.

                  (i) On the date of the Prospectus, Arthur Andersen LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that they are independent accountants with respect to the Partnership as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, as to the Option Units, the Option Closing Date, Arthur Andersen LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Arthur Andersen LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus Supplement, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                  (j) On or prior to the Closing Date, the Underwriters shall have received the executed agreements referred to in Section 4(n).

                  (k) At the Closing Date and, as to the Option Units, the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chairman of the Board and the President of the General Partner, in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the date of the Prospectus Supplement, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

                           (ii) Each of the representations and warranties of the Heritage Parties contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                           (iii) Each of the covenants required herein to be performed by the Heritage Parties on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Heritage Parties on or prior to the date of such certificate has been duly, timely and fully complied with.

                           (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus,
         (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Partnership and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (B) neither the Partnership nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                  (l) The Units shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                  (m) Prior to the Closing Date, the Units shall have been duly authorized for listing on NYSE subject to official notice of issuance.

                  (n) The NASD shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

                  (o) The Partnership shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Heritage Parties herein, as to the performance by the Heritage Parties of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

         6.       Indemnification.

                  (a) The Heritage Parties will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (collectively, "Liabilities") (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Partnership or based on written information furnished by or on behalf of the Partnership filed in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Partnership shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted primarily and directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided that the Partnership will not be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Units in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Underwriters on behalf of any Underwriter expressly for inclusion in the Registration Statement or the Prospectus or (B) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such prospectus, which untrue statement or omission was completely corrected in the Prospectus (as then amended or supplemented) if the Partnership shall sustain the burden of proving that the Underwriters sold Units to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Partnership had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Partnership might otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless each Heritage Party, each person, if any, who controls a Heritage Party within the meaning of Section 15 of the Act or Section

20 of the Exchange Act, each director of the General Partner and each officer of the General Partner who signs the Registration Statement to the same extent as the foregoing indemnity from the Heritage Parties to each Underwriter, but only insofar as Liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Underwriters on behalf of such Underwriter expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Heritage Parties or the Underwriters, the Heritage Parties and the Underwriters will contribute to the total Liabilities (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Heritage Parties from persons other than the Underwriters, such as persons who control the Heritage Parties within the meaning of the Act, officers of the General Partner who signed the Registration Statement and directors of the General Partner, who also may be liable for contribution) to which the Heritage Parties and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Heritage Parties on the one hand and the Underwriters on the other. The relative benefits received by the Heritage Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Heritage Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Heritage Parties, or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Heritage Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Liabilities, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the General Partner who signed the Registration Statement will have the same rights to contribution as the Heritage Parties, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Heritage Parties contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters,
(ii) acceptance of the Units and payment therefore or (iii) any termination of this Agreement.

                  (f) The Heritage Parties hereby irrevocably consent and agree, for the benefit of each Underwriter and each person who controls any Underwriter, that any action, suit or proceeding asserting a claim for indemnification or contribution under or pursuant to this Section 6 may be instituted by any Underwriter or any such controlling person in any state or federal court in the Borough of Manhattan in the City of New York, and the Heritage Parties will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue.

         7. Termination. The obligations of the Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Units, on or prior to the Option Closing Date), by notice to the Heritage Parties from the Underwriters, without liability on the part of any Underwriter to the Partnership, if, prior to delivery and payment for the Units (or the Option Units, as the case may be), in the sole judgment of the Underwriters, (i) there has been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change in the Partnership's business, properties, prospects, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Partnership shall have been suspended by the Commission, the NASD, an exchange that lists the Units or the NYSE, (iii) trading in securities generally on the NYSE or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Underwriters, impracticable or inadvisable to market the Units on the terms and in the manner contemplated by the Prospectus.

         8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Units which it has agreed to purchase hereunder, and the aggregate number of Firm Units which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Units, the other Underwriters shall be obligated to purchase the Firm Units which such defaulting Underwriter agreed but failed or refused to purchase, in the proportion which the number of Firm Units which each other Underwriter has respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Units which such non-defaulting Underwriter has so agreed to purchase, or in such other proportion as the Underwriters may specify; provided that in no event shall the maximum number of Firm Units which any Underwriter has become obligated to purchase pursuant to
Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Units agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase any Firm Units and the aggregate number of Firm Units which such defaulting Underwriter agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of Firm Units and arrangements satisfactory to the Underwriters and the Partnership for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriters and the Partnership for the purchase or sale of any Units under this Agreement. In any such case either the Underwriters or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve the defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Heritage Parties, at the office of Heritage Propane Partners, L.P., 8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137
Attention: President, or (b) if to the Underwriters, at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 hereof may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the Underwriters, the Heritage Parties and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Units from the Underwriters.

         All representations, warranties and agreements of the Heritage Parties contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any of its controlling persons and shall survive delivery of and payment for the Units hereunder.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Partnership and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Heritage Parties and the Underwriters.

         Please confirm that the foregoing correctly sets forth the agreement between the Heritage Parties and the Underwriters.

                                Very truly yours,

                                HERITAGE PROPANE PARTNERS, L.P.

                                  By:      HERITAGE  HOLDINGS, INC.
                                           its General Partner

                                  By:      /s/ H. Michael Krimbill
                                  Name:    H. Michael Krimbill
                                  Title:   President and Chief Financial Officer


                                HERITAGE OPERATING, L.P.

                                By:      HERITAGE HOLDINGS, INC.,
                                         its General Partner

                                By:      /s/ H. Michael Krimbill
                                Name:    H. Michael Krimbill
                                Title:   President and Chief Financial Officer


                                 HERITAGE HOLDINGS, INC.

                                 By:      /s/ H. Michael Krimbill
                                 Name:    H. Michael Krimbill
                                 Title:   President and Chief Financial Officer

Confirmed and accepted as of
the date first above-mentioned

PAINEWEBBER INCORPORATED
A.G.  EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.

By:      PAINEWEBBER INCORPORATED

By:    /s/ Kevin S. McCarthy
Name:  Kevin S. McCarthy
Title: Managing Director

                                   SCHEDULE I

                                  UNDERWRITERS


                                    Number of
  Name of                                                     Firm Units
Underwriters                                               to be Purchased
------------                                               ----------------
PaineWebber Incorporated                                          540,000
A.G. Edwards & Sons, Inc.                                         360,000
CIBC World Markets Corp.                                          300,000
                                                           ----------------
Total............................................               1,200,000
                                                           ================

                                                                       EXHIBIT A

                         HERITAGE PROPANE PARTNERS, L.P.

                          PRICE DETERMINATION AGREEMENT

October __, 1999


PaineWebber Incorporated
A.G. Edwards & Sons, Inc.
CIBC World Markets Corp.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated October __, 1999 (the "Underwriting Agreement"), among Heritage Propane Partners, L.P. (the "Partnership"), Heritage Operating, L.P. and Heritage Holdings, Inc. (collectively, the "Heritage Parties"), PaineWebber Incorporated, A.G. Edwards & Sons, Inc. and CIBC World Markets Corp. (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Partnership, subject to the terms and conditions set forth therein, of an aggregate of 1,200,000 Common Units representing limited partner interests in the Partnership (the "Firm Units"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Underwriting Agreement.

         Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree as follows:

         The public offering price per Common Unit for the Firm Units shall be $_________.

         The purchase price per Common Unit for the Firm Units to be paid by the Underwriters shall be $_________ representing an amount equal to the public offering price set forth above, less $_______ per Common Unit.

         The Heritage Parties represent and warrant to the Underwriters that the representations and warranties of the Heritage Parties set forth in Section 3 of the Underwriting Agreement are accurate, in all material respects, as though expressly made at and as of the date hereof.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         If the foregoing is in accordance with your understanding of the agreement between the Heritage Parties and the Underwriters, please sign and return to the Partnership a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement between the Heritage Parties and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.

                                Very truly yours,

                                   HERITAGE PROPANE PARTNERS, L.P.

                                   By:  HERITAGE HOLDINGS, INC.
                                        its General Partner

                                   By:
                                      ------------------------------
                                   Name:
                                      ------------------------------
                                   Title:
                                       -----------------------------

                                   HERITAGE OPERATING, L.P.

                                   By:
                                      ------------------------------
                                   Name:
                                      ------------------------------
                                   Title:
                                      -----------------------------

                                   HERITAGE HOLDINGS, INC.

                                   By:
                                      ------------------------------
                                   Name:
                                      ------------------------------
                                   Title:
                                       -----------------------------

Confirmed and accepted as of
the date first above-mentioned

PAINEWEBBER INCORPORATED
A.G.  EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.

    By:  PAINEWEBBER INCORPORATED

    By:
       --------------------------
    Name:
        -------------------------
    Title:
          -----------------------

                                                                       EXHIBIT B


     Entity                   Jurisdiction in which registered or qualified
     ------                   ---------------------------------------------
Partnership                    Delaware, Oklahoma
Operating Partnership          Arizona, California, Colorado, Delaware,
                               Florida, Georgia, Idaho, Kentucky, Maryland,
                               Massachusetts, Michigan, Minnesota,
                               Mississippi, Montana, New Hampshire, New
                               Jersey, New Mexico, New York, North
                               Carolina, Oklahoma, Oregon, Pennsylvania,
                               South Carolina, Tennessee, Texas, Vermont,
                               Washington
General Partner                Arizona, California, Colorado, Delaware,
                               Florida, Georgia, Idaho, Kentucky, Maryland,
                               Massachusetts, Michigan, Minnesota,
                               Mississippi, Montana, Nevada, New
                               Hampshire, New Jersey, New Mexico, New
                               York, North Carolina, Oklahoma, Oregon,
                               Pennsylvania, South Carolina, Tennessee,
                               Texas, Vermont, Washington
Heritage Service Corp.         Arizona, California, Colorado, Delaware,
                               Florida, Idaho, Massachusetts, Michigan,
                               Minnesota, Montana, New Mexico, North
                               Carolina, Oklahoma, Oregon, South Carolina,
                               Texas, Washington

                                                                       EXHIBIT C

                                                                October __, 1999

PAINEWEBBER INCORPORATED
A.G. EDWARDS & SONS, INC.
CIBC WORLD MARKETS CORP.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

         In consideration of the agreement of the several Underwriters to underwrite a proposed public offering (the "Offering") of 1,200,000 Common Units (the "Common Units") of Heritage Propane Partners, L.P., a Delaware partnership (the "Partnership"), as contemplated by a registration statement (Registration No. 333-86057) on Form S-3 which was filed with the Securities and Exchange Commission, the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such units, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any Common Units or rights to acquire Common Units, of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (other than pursuant to employee stock option plans as in existence as of the date hereof or in connection with other employee incentive compensation arrangements consistent with past practice).

                                      Very truly yours,

                                       By:
                                          ---------------------------
                                          Name:

Print Name:
           --------------------